================================================================================

                                 UNITED STATES
                       SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                                 April 2, 2001


                               INTERLIANT, INC.
                               ----------------
  (Exact name of registrant as specified in its charter)


         Delaware                   0-26115           13-3978980
-----------------------------------------------------------------
(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                File Number)    Identification No.)

        Two Manhattanville Road
         Purchase, New York                                      10577
----------------------------------------                   -------------------
(Address of principal executive offices)                       (Zip Code)


                                (914) 640-9000
                                --------------

     (Registrant's telephone number, including area code)

================================================================================

ITEM 5:  OTHER MATTERS

Interliant, Inc. issued a press release on April 2, 2001 announcing, among other things, a restructuring of its business. The text of the press release is attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following documents are furnished as exhibits to this report:

Exhibit                                                      Page
Number           Description                                Number
-------          --------------------------------           -------
 99              Press Release of the Registrant,              3
                 dated April 2, 2001


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 4, 2001

                                            INTERLIANT, INC.



                                            By: /s/ Bruce S. Klein
                                                --------------------------------
                                                Bruce S. Klein
                                                Senior Vice President and
                                                General Counsel